UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 11, 2005

J. L. Halsey Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Foulk Road, Suite 205Q Wilmington, DE		19803
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (302) 691-6189

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Merger Agreement

On October 11, 2005, the Registrant entered into and consummated an Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 3, 2005, by and among the Registrant, Commodore Resources (Nevada), Inc., a Nevada corporation and an indirect wholly-owned subsidiary of the Registrant (“Parent”), Halsey Acquisition Delaware, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Uptilt Inc., a Delaware corporation (“EmailLabs”) and David Sousa, in his capacity as Representative (as defined in the Merger Agreement).  Pursuant to the Merger Agreement, Merger Sub merged with and into EmailLabs, an email marketing technology company based in Menlo Park, California, with EmailLabs continuing as the surviving corporation in the merger as a direct wholly-owned subsidiary of Parent (the “Merger”).  At the effective time and as a result of the Merger:

1.             Each share of EmailLabs’ common stock issued and outstanding immediately prior to the effective time of the Merger automatically converted into the right to receive (in each case, without interest thereon):

•          $1.62249 in cash;

•          a Per Share Holdback Payment Amount;

•          a Per Share Parent Final Balance Sheet Adjustment Payment Amount;

•          a Per Share Future Payment Amount; and

•          a Per Share Tax Refund Amount.

2.             Each share of EmailLabs’ Series A preferred stock issued and outstanding immediately prior to the effective time of the Merger automatically converted into the right to receive (in each case, without interest thereon):

•          $2.12249 in cash;

•          a Per Share Holdback Payment Amount;

•          a Per Share Parent Final Balance Sheet Adjustment Payment Amount;

•          a Per Share Future Payment Amount; and

•          a Per Share Tax Refund Amount.

3.             All outstanding options of EmailLabs were cancelled upon the effective date of the Merger, and each vested option share was converted into the right to receive (in each case, without interest thereon):

•          $1.57249 in cash;

•          a Per Share Holdback Payment Amount;

•          a Per Share Parent Final Balance Sheet Adjustment Payment Amount;

•          a Per Share Future Payment Amount; and

•          a Per Share Tax Refund Amount.

The cash portion of the merger consideration paid in connection with the Merger is subject to adjustment to the extent that EmailLabs’ cash at closing is less than $2,887,739.64, working capital is less than $714,606.42 and debt is greater than $0.00.  The merger closed on October 11, 2005.  The Merger Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.  Capitalized terms used in this Report that are not defined in this Report have the same meanings ascribed to those terms in the Merger Agreement.

Guaranty

On October 11, 2005 but effective as of October 4, 2005, the Registrant entered into an Unconditional Guaranty in favor of Comerica Bank (“Comerica”), guaranteeing the indebtedness now or hereafter owed to Comerica by the Registrant’s wholly owned subsidiaries Parent, Lyris Technologies Inc. (“Lyris”) and EmailLabs, pursuant to a Loan and Security Agreement entered into with Comerica by Parent, Lyris and EmailLabs, dated as of October 4, 2005 (the “Loan and Security Agreement”).  The Loan and Security Agreement allows Parent, Lyris and EmailLabs to borrow up to $18,500,000 from Comerica, and to repay the amounts borrowed from time to time and reborrow them, in an amount which reduces on a quarterly basis, for a five year term.  The initial borrowings under the Loan and Security Agreement to consummate the acquisition of EmailLabs and future borrowings will be used for general corporate purposes.  The outstanding borrowings bear interest based upon a floating rate equal to either Comerica’s base rate plus 0.75%, or Comerica’s LIBOR rate pus 3.75%.  Two other subsidiaries of the Registrant, Admiral Management Company (“Admiral Management”) and Admiral Holdings, Inc. (“Admiral Holdings”), also executed Unconditional Guaranties of the obligations of Parent, Lyris and EmailLabs under the Loan and Security Agreement.  The Registrant, Parent, Lyris, EmailLabs, Admiral Management and Admiral Holdings granted to Comerica a security interest in substantially all of their assets as security for the loans made and to be made under the Loan and Security Agreement.

Comerica’s obligation to loan monies under the Loan and Security Agreement will terminate at its option upon the occurrence of certain events of default described in the Loan and Security Agreement, at which time Comerica can also accelerate the outstanding principal balance owing and seek to recover repayment in full from the Registrant, Parent, Lyris, EmailLabs, Admiral Management or Admiral Holdings.

The events of default include failure to make timely payments to Comerica, a breach of any covenant contained in the Loan and Security Agreement or any of the other loan documents executed in favor of Comerica (after cure periods in certain circumstances), bankruptcy, failure of Comerica’s security interests, default under other material agreements, the rendering of a material judgment against Parent, Lyris or EmailLabs, a breach of a material representation or a material misstatement under the Loan and Security Agreement, default by the Registrant, Admiral Management or Admiral Holdings under their guarantee obligations in favor of Comerica, the making of a prohibited payment under indebtedness which is subordinated to the indebtedness owing to Comerica, or an event shall occur that could reasonably be expected to have a material adverse effect upon either the Registrant and its subsidiaries taken as a whole, their ability to repay the loans made by Comerica, or the Collateral.

Restricted Stock Grant and Stock Purchase

On October 11, 2005, the Registrant granted an award of restricted stock to Nicholas DeSantis Cuadra, a member of the board of directors of the Registrant (the “Board”), pursuant to the J. L. Halsey Corporation 2005 Equity-Based Compensation Plan (the “Plan”).  The award was granted pursuant to a Restricted Stock Award Agreement dated as of October 11, 2005 for 120,968 shares of the Registrant’s authorized common stock, par value $.01 per share (“Stock”), subject to transfer restrictions and a risk of forfeiture which lapse over a three year period.  One-twelfth of the award vests on the 11th day of each January, April, July, and October beginning in January of 2006 and ending in October of 2008.  If Mr. Cuadra’s service as a member of the Board is terminated for any reason other than death, then the portion of the award that was unvested at the time of termination will become null and void.  Upon Mr. Cuadra’s death, vesting of the award will be accelerated and the award will become fully vested.  The number of shares issued pursuant to the award was determined by dividing $75,000 by $0.62, the last reported sales price of the Stock on October 10, 2005, the date immediately prior to the Merger.  The Restricted Stock Award Agreement pursuant to which the award was granted is filed as an exhibit hereto and the description herein is qualified in its entirety by the agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of business acquired.

Financial statements of business acquired required by this item will be filed pursuant to an amendment to this Form 8-K within 71 calendar days of the date hereof.

(b)           Pro forma financial information.

Pro forma financial statements required by this item will be filed pursuant to an amendment to this Form 8-K within 71 calendar days of the date hereof.

(c)           Shell company transactions.

N/A

(d)           Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated October 3, 2005, by and among the Registrant, Commodore Resources (Nevada), Inc., a Nevada corporation, Halsey Acquisition Delaware, Inc., a Delaware corporation, Uptilt Inc., a Delaware corporation, and David Sousa, in his capacity as securityholder representative.

10.1	Restricted Stock Award Agreement, dated October 11, 2005, by and between the Registrant and Nicolas DeSantis Cuadra.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. L. HALSEY CORPORATION

	By:	/s/ Luis Rivera
	Name:	Luis Rivera
	Title:	Chief Operating Officer

Date: October 14, 2005